Exhibit 99.2



                   STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL
                    OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS



I, Lawrence S. Smith, Principal Financial Officer, state and attest that:


      (1) To the best of my knowledge, based upon a review of the covered reports of Comcast Corporation, and, except as corrected or supplemented in a subsequent covered report:

            o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


            o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of Comcast Corporation.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Comcast Corporation;


            o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Comcast Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and


            o     any amendments to any of the foregoing.




/s/ Lawrence S. Smith                        Subscribed  and  sworn to before me
----------------------                       this 1st day of August, 2002
Lawrence S. Smith

Date: August 1, 2002                         /s/ Deborah L. Mogel
                                             ---------------------
                                             Notary Public


                                             My  Commission  Expires:

                                             March 28, 2005